UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2004

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Broadway, New York, NY 10036

(Address of principal executive offices) (zip code)

(212) 258-6000

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On June 18, 2004, Viacom Inc. and Blockbuster Inc. jointly announced the terms of their proposed separation. Attached hereto as Exhibit 99.1 is a press release issued by Viacom and Blockbuster on June 18, 2004, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Viacom Inc. and Blockbuster Inc. on June 18, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

Date: June 18, 2004	By:	/s/ Michael D. Fricklas
Michael D. Fricklas
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release issued by Viacom Inc. and Blockbuster Inc. on June 18, 2004